Dreyfus Premier
New Jersey Municipal
Bond Fund, Inc.




ANNUAL REPORT December 31, 2002




The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            19   Financial Highlights

                            20   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                            28   Board Members Information

                            30   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                           New Jersey Municipal
                                                                Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier New Jersey Municipal Bond Fund, Inc. (formerly Dreyfus New Jersey Municipal Bond Fund, Inc.), covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

In stark contrast to the stock market's overall dismal performance, tax-exempt bonds generally performed well in 2002. In an environment roiled by allegations of corporate scandal, a lackluster economy and the threat of war, investors flocked to high-quality, fixed-income securities. Declining interest rates and heightened investor demand drove prices of highly rated municipal bonds higher, and some tax-exempt bonds ended the year with yields approximating those of taxable U.S. Treasury securities.

Can municipal bonds continue to produce attractive total returns in 2003? No one can know for sure. With the fiscal condition of many states and municipalities deteriorating, we believe that sector allocation and security selection will be key in 2003, requiring intensive research to find the most compelling opportunities. In the meantime, we continue to encourage you to maintain an ongoing dialogue with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier New Jersey Municipal Bond Fund, Inc. perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the fund achieved a total return of 8.88% for Class A shares.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 9.60% for the same period.(2) Additionally, the fund is reported in the Lipper New Jersey Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this Lipper category was 8.09% .(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

The fund and the municipal bond market benefited from generally favorable market conditions in 2002, including lower interest rates and heightened investor demand. Although the fund provided lower returns than its benchmark, which includes bonds from many states and does not take into account charges and expenses, we are pleased that it produced higher returns than its Lipper category average, which is composed of New Jersey-focused funds. We attribute the fund's positive performance relative to its Lipper category average to its relatively light exposure to lower-rated bonds that were hard-hit in the weak economy.

Effective January 7, 2003, Dreyfus New Jersey Municipal Bond Fund, Inc. was renamed Dreyfus Premier New Jersey Municipal Bond Fund, Inc. Existing shares were redesignated as Class A shares and the fund began offering Class B and Class C shares. Each class is subject to an initial sales charge or a contingent deferred sales charge. No performance information is available for Class B and Class C shares as of December 31, 2002. Performance for these share classes will vary from the performance of Class A shares due to differences in charges and expenses.

What is the fund's investment approach?

Our goal is to seek as high a level of current income exempt from federal and New Jersey personal income taxes as is consistent with the preservation of capital.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

To achieve this objective, we employ two primary strategies. First, because New Jersey issues relatively few municipal bonds, we begin by evaluating supply-and-demand factors in the New Jersey municipal bond market. We look at such criteria as a bond's yield, price, age, creditworthiness of its issuer, insurance and any provisions for early redemption. Under most circumstances, we look for investment-grade bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we generally do not attempt to predict changes in interest rates, we may tactically manage the fund's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher-yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

Municipal bonds benefited during the reporting period from a generally weak economy and a shift in investor sentiment toward relatively stable financial assets. Although many investors had expected the U.S. economy to recover strongly from the 2001 recession, the rebound so far has been inconsistent. In response, the Federal Reserve Board cut short-term interest rates in November to just 1.25% . As interest rates declined, so did bond yields. Because most bond prices move in the opposite direction of yields, declining yields produced substantial levels of capital appreciation, boosting the fund's total return.

Bond prices were further supported by heightened demand from investors concerned about a volatile stock market, numerous corporate scandals and the possibility of war with Iraq. Although the supply of newly issued bonds also rose substantially in 2002, robust demand easily absorbed the additional supply.

We maintained a generally cautious posture in this investment environment, focusing intently on the creditworthiness of New Jersey issuers. Because tax revenues fell short of the state's projections, we generally avoided New Jersey state debt in favor of bonds issued by highly rated local school districts, colleges, hospitals and essential services facilities, such as water and sewer plants.

In addition, the fund benefited from its relatively light exposure to corporate-backed municipal bonds, many of which continued to suffer in the weak economy. Although the fund's relatively small holdings of airline bonds have proved difficult to sell, we reduced the position gradually by selling into periods of temporary strength.

What is the fund's current strategy?

New Jersey faces a number of fiscal challenges, which may result in another downgrade to the state credit rating. While the state's overall rating should remain in the double-A range, we plan to continue to maintain a tight focus on credit quality until fiscal conditions improve.

In addition, we intend to closely monitor changes in the balance between the supply of new tax-exempt securities and investor demand. We have seen few signs that investors' appetite for municipal bonds is waning, but a rising stock market could renew their taste for riskier investments with the potential for higher returns. We are prepared to adjust the fund's weighted average maturity and our security selection strategy as these factors evolve.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IMPOSED ON CLASS A SHARES. HAD THIS CHARGE BEEN REFLECTED, THE RETURN WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. PERFORMANCE FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN WHICH SHAREHOLDERS ARE GIVEN AT LEAST 90 DAYS' NOTICE, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                                        The Fund

FUND PERFORMANCE

                                  Dreyfus Premier
            PERIOD                  New Jersey            Lehman Brothers
                              Municipal Bond Fund, Inc.      Municipal
                                  (Class A shares)         Bond Index *

           12/31/92                    9,550                 10,000
           12/31/93                    10,789                11,228
           12/31/94                    10,139                10,648
           12/31/95                    11,690                12,507
           12/31/96                    12,091                13,061
           12/31/97                    13,159                14,261
           12/31/98                    13,925                15,185
           12/31/99                    13,335                14,872
           12/31/00                    14,852                16,609
           12/31/01                    15,475                17,461
           12/31/02                    16,848                19,139

*  Source:  Lipper Inc.

Comparison of change in value of $10,000 investment in Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
Class A shares
and the Lehman Brothers Municipal Bond Index


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

EFFECTIVE JANUARY 7, 2003, DREYFUS NEW JERSEY MUNICIPAL BOND FUND INC. WAS RENAMED DREYFUS PREMIER NEW JERSEY MUNICIPAL BOND FUND, INC. EXISTING SHARES WERE REDESIGNATED AS CLASS A SHARES AND THE FUND BEGAN OFFERING CLASS B AND CLASS C SHARES. EACH CLASS IS SUBJECT TO AN INITIAL SALES CHARGE OR A CONTINGENT DEFERRED SALES CHARGE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER NEW JERSEY MUNICIPAL BOND FUND, INC. ON 12/31/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN NEW JERSEY MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS IN NEW JERSEY MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




Average Annual Total Returns AS OF 12/31/02

                                                                               1 Year            5 Years           10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                                3.99%              4.10%             5.36%
WITHOUT SALES CHARGE                                                            8.88%              5.07%             5.84%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

NO PERFORMANCE INFORMATION IS AVAILABLE FOR CLASS B AND CLASS C SHARES AS OF 12/31/02. PERFORMANCE FOR THESE SHARE CLASSES WILL VARY FROM THE PERFORMANCE SHOWN FOR CLASS A SHARES DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

                                                             The Fund


STATEMENT OF INVESTMENTS

December 31, 2002



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.5%                                                        Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--90.8%

Atlantic County Utilities Authority,

  Solid Waste System Revenue:

      7%, 3/1/2008                                                                            4,250,000                4,197,130

      7.125%, 3/1/2016                                                                        6,650,000                6,574,323

Bayshore Regional Sewer Authority, Sewer Revenue

   5.50%, 4/1/2012 (Insured; MBIA)
   (Prerefunded 4/1/2006)                                                                     2,000,000  (a)           2,269,920

Bergen County Housing Development Corp., Mortgage

   (Park Ridge) 5.95%, 7/1/2025 (Insured; MBIA)                                               1,160,000                1,180,938

Bordentown Sewer Authority, Revenue

   5.375%, 12/1/2020 (Insured; FGIC)                                                          3,880,000                4,163,938

Burlington County Bridge Commission, Lease Revenue

  County Guaranteed (Government Leasing Project)

   5.25%, 8/15/2021                                                                           1,000,000                1,060,810

Carteret Board of Education, COP

   6%, 1/15/2024 (Insured, MBIA)                                                                440,000                  501,640

City of Camden:

   Zero Coupon, 2/15/2010 (Insured; FSA)                                                      2,500,000                1,958,900

   Zero Coupon, 2/15/2012 (Insured; FSA)                                                      4,585,000                3,240,219

Delaware River and Bay Authority, Revenue

   5.75%, 1/1/2029 (Insured; AMBAC)                                                           5,000,000                5,517,600

East Orange:

   Zero Coupon, 8/1/2010 (Insured; FSA)                                                       4,240,000                3,263,443

   Zero Coupon, 8/1/2011 (Insured; FSA)                                                       2,500,000                1,822,900

East Orange Board of Education, COP, LR:

   Zero Coupon, 2/1/2021 (Insured; FSA)                                                       1,060,000                  451,549

   Zero Coupon, 2/1/2026 (Insured; FSA)                                                       1,845,000                  593,407

   Zero Coupon, 2/1/2028 (Insured; FSA)                                                       2,845,000                  826,160

Essex County Improvement Authority, LR

  (County Correctional Facility Project)

   6%, 10/1/2025 (Insured; FGIC)                                                             10,000,000               11,352,900

Freehold Regional High School District

   5%, 3/1/2020 (Insured; FGIC)                                                               2,000,000                2,144,660

Gloucester Township Municipal Utilities Authority, Sewer

   Revenue 5.65%, 3/1/2018 (Insured; AMBAC)                                                   2,530,000                2,936,723

Hudson County, COP, (Correctional Facilities)

   5%, 12/1/2021 (Insured; MBIA)                                                              8,460,000                8,857,958

Hudson County Improvement Authority

  MFHR (Conduit Financing--Observer Park Project)

   6.90%, 6/1/2022 (Insured; FNMA)                                                            4,190,000                4,289,848


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Jersey City:

   Zero Coupon, 5/15/2010 (Insured; FSA)                                                      4,745,000                3,687,387

   6%, 10/1/2008 (Insured; AMBAC)                                                             2,490,000                2,923,633

Mercer County Improvement Authority, Revenue

   (County Courthouse Project) 5.75%, 11/1/2017                                                 500,000                  567,075

Middlesex County Improvement Authority, Revenue

  Utility System (Perth Amboy Project):

      Zero Coupon 9/1/2020 (Insured; AMBAC)                                                   5,000,000                2,221,550

      Zero Coupon 9/1/2022 (Insured; AMBAC)                                                   5,000,000                1,969,050

State of New Jersey:

   6%, 7/15/2010 (Insured; MBIA)                                                              7,400,000                8,764,486

   6%, 5/1/2016                                                                               3,695,000                4,382,750

New Jersey Building Authority,

  State Building Revenue:

      5.25%, 12/15/2020 (Insured; FSA)                                                        2,000,000                2,144,980

      5%, 12/15/2021 (Insured; FSA)                                                           1,000,000                1,040,150

New Jersey Economic Development Authority, Revenue:

  (Department of Human Services):

      6.10%, 7/1/2017                                                                         4,285,000                4,866,603

      6.25%, 7/1/2024                                                                         1,355,000                1,522,559

   District Heating and Cooling

      (Trigen--Trenton District Energy Co. L.P. Project):

         6.10%, 12/1/2004                                                                     1,425,000                1,436,414

         6.20%, 12/1/2007                                                                     2,725,000                2,731,131

   Economic Development

      (American Airlines Inc. Project)
         7.10%, 11/1/2031                                                                     2,355,000                1,014,463

      (Masonic Charity Foundation of New Jersey):

         5.875%, 6/1/2018                                                                     2,750,000                3,096,720

         5.50%, 6/1/2021                                                                      1,920,000                2,055,917

         6%, 6/1/2025                                                                         1,000,000                1,109,270

         5.25%, 6/1/2032                                                                      1,100,000                1,134,518

      (Tevco Inc. Project)

         8.125%, 10/1/2009 (LOC; Credit Lyonnais)                                             2,500,000                2,503,725

   First Mortgage (The Evergreens):

      6%, 10/1/2017                                                                             650,000                  644,163

      6%, 10/1/2022                                                                             700,000                  672,028

   Health, Hospital and Nursing Home

      (Hillcrest Health Service):

         Zero Coupon, 1/1/2012 (Insured; AMBAC)                                               1,000,000                  712,950

         Zero Coupon, 1/1/2013 (Insured; AMBAC)                                               1,000,000                  677,940

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Economic Development Authority,
  Revenue (continued):

    Health, Hospital and Nursing Home

         (Hillcrest Health Service) (continued):

            Zero Coupon, 1/1/2015 (Insured; AMBAC)                                            3,250,000                1,965,535

            Zero Coupon, 1/1/2017 (Insured; AMBAC)                                            5,000,000                2,705,600

            Zero Coupon, 1/1/2018 (Insured; AMBAC)                                            2,500,000                1,277,750

            Zero Coupon, 1/1/2020 (Insured; AMBAC)                                            6,500,000                2,953,145

            Zero Coupon, 1/1/2022 (Insured; AMBAC)                                            6,000,000                2,416,140

      Local or Guaranteed Housing,

         First Mortgage (Fellowship Village):

            5.50%, 1/1/2018                                                                   2,950,000                2,820,879

            5.50%, 1/1/2025                                                                   3,000,000                2,764,860

      (Morris Hall / Saint Lawrence Inc. Project)

         5.50%, 4/1/2027 (LOC; Corestates Bank)                                               3,000,000                3,104,790

      (School Facilities Construction):

         8.71%, 6/15/2018 (Insured; AMBAC)                                                    5,000,000  (b,c)         5,773,800

         4.50%, 6/15/2027 (Insured; MBIA)                                                     7,150,000                6,890,884

      Special Facilities (Continental Airlines Inc. Project):

         6.25%, 9/15/2019                                                                     2,370,000                1,691,185

         5.50%, 4/1/2028                                                                      7,400,000                3,941,906

      State Lease

         (State Office Buildings Project):

            6%, 6/15/2014 (Insured; AMBAC)                                                    2,425,000                2,839,724

            6.125%, 6/15/2018 (Insured; AMBAC)                                                7,535,000                8,787,995

      Waste Paper Recycling (Marcal Paper Mills Inc. Project):

         6.25%, 2/1/2009                                                                      6,605,000                6,580,495

         8.50%, 2/1/2010                                                                      5,040,000                5,380,301

New Jersey Educational Facilities Authority, Revenue:

  (Fairleigh Dickinson University)

      5.25%, 7/1/2032 (Insured; ACA)                                                          3,500,000                3,518,235

   (Higher Education Capital Improvement)

      5%, 9/1/2014                                                                            3,000,000                3,233,610

   (Public Library Project)

      5%, 9/1/2022 (Insured; AMBAC)                                                           5,500,000                5,680,620

   (Rowan University)

      5.75%, 7/1/2030 (Insured; FGIC)                                                        15,405,000               16,705,952

New Jersey Environmental Infrastructure Trust:

   5.25%, 9/1/2018                                                                            4,070,000                4,389,495

   5%, 9/1/2021                                                                               6,680,000                6,953,613


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Health Care Facilities Financing Authority,

  Health, Hospital and Nursing Home Revenue:

    (Atlantic City Medical Center):

         6%, 7/1/2012                                                                         3,000,000                3,353,370

         6.25%, 7/1/2017                                                                      5,000,000                5,533,850

      (General Hospital Center at Passaic)

         6.75%, 7/1/2019 (Insured; FSA)                                                         550,000                  699,523

      (Raritan Bay Medical Center) 7.25%, 7/1/2014                                            9,110,000                9,247,106

      (Saint Barnabas Health)

         Zero Coupon, 7/1/2023 (Insured; MBIA)                                                6,000,000                2,230,800

      (Saint Elizabeth Hospital Obligated Group):

         6%, 7/1/2014                                                                         2,500,000                2,569,600

         6%, 7/1/2020                                                                         7,770,000                7,736,744

New Jersey Higher Education Assistance Authority,
   Student Loan Revenue
   6.125%, 6/1/2017 (Insured; MBIA)                                                             600,000                  657,636

New Jersey Highway Authority, Revenue
   (Garden State Parkway) 6%, 1/1/2019                                                        6,645,000                7,985,961

New Jersey Housing and Mortgage Finance Agency,
   Revenue:

      Home Buyer:

         5.75%, 4/1/2018 (Insured; MBIA)                                                      1,650,000                1,739,810

         5.90%, 10/1/2029 (Insured; MBIA)                                                     1,465,000                1,531,218

      Multi-Family Housing:

         5.70%, 5/1/2020 (Insured; FSA)                                                       3,505,000                3,739,870

         5.75%, 5/1/2025 (Insured; FSA)                                                       1,180,000                1,247,048

         5.65%, 5/1/2040
            (Insured; AMBAC, Guaranteed; FHA)                                                 5,250,000                5,449,395

         (Presidential Plaza at Newport Project)

            7%, 5/1/2030 (Insured; FHA)                                                       4,000,000                4,085,000

New Jersey Transit Corp.,
   Lease Purchase Agreement, COP:

      Federal Transit Administration Grants

         5.75%, 9/15/2014 (Insured; AMBAC)                                                    5,000,000                5,755,600

      (Raymond Plaza East Inc.)

         6.50%, 10/1/2016 (Insured; FSA)                                                      3,945,000                4,589,337

New Jersey Transportation Trust Fund Authority

  (Transportation System):

      7%, 6/15/2012 (Insured; MBIA)                                                           3,745,000                4,788,207

                                                                                                          The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Transportation Trust Fund Authority

  (Transportation System) (continued):

    7%, 6/15/2012

         (Insured; MBIA) (Prerefunded 6/15/2012)                                              2,255,000  (a)           2,879,793

      7.473%, 6/15/2014                                                                      12,750,000  (b,c)        16,084,125

      5%, 6/15/2016 (Insured; FSA)                                                           20,610,000               21,729,947

      5%, 6/15/2017                                                                           7,000,000                7,323,680

      5.75%, 6/15/2017                                                                        6,000,000                7,067,940

      5.75%, 6/15/2018                                                                        6,000,000                7,045,620

      9.948%, 12/15/2018                                                                      4,500,000  (b,c)         5,950,125

      9.948%, 12/15/2019                                                                      4,000,000  (b,c)         5,262,760

      5.75%, 6/15/2020                                                                        7,000,000                8,147,510

New Jersey Turnpike Authority, Turnpike Revenue

   6.50%, 1/1/2016                                                                              220,000                  267,179

   6.50%, 1/1/2016 (Insured; FSA)                                                             1,000,000                1,235,880

   6.50%, 1/1/2016 (Insured; MBIA)                                                           22,665,000               28,011,220

North Hudson Sewer Authority, Sewer Revenue

   5.25%, 8/1/2019 (Insured; FGIC)                                                            1,000,000                1,079,240

North Jersey District Water Supply Commission,

  Sewer Revenue (Wanaque South Project)

   6%, 7/1/2019 (Insured; MBIA)                                                               2,000,000                2,385,400

Ocean County Pollution Control Financing Authority, PCR

   (Ciba Geigy Corp. Project) 6%, 5/1/2020                                                   10,000,000               10,262,400

Port Authority of New York and New Jersey:

  Port, Airport, and Marina Improvements Revenue:

    (Consolidated Bond 119th Series)

         5.50%, 9/15/2016 (Insured; FGIC)                                                     4,650,000                4,970,153

      (Consolidated Bond 121st Series)

         5.375%, 10/15/2035 (Insured; MBIA)                                                  14,950,000               15,539,778

      (Consolidated Bond 124th Series)

         5%, 8/1/2019                                                                         1,000,000                1,014,130

      (Consolidated Bond 127th Series)

         5%, 12/15/2021 (Insured; AMBAC)                                                      4,300,000                4,442,072

   Special Obligation Revenue

      (JFK International Air Terminal)

      6.25%, 12/1/2015 (Insured; MBIA)                                                        5,000,000                5,879,450

Rahway, COP 5.625%, 2/15/2020 (Insured; MBIA)                                                   600,000                  653,304

Rahway Redevelopment Agency

  Public Library Revenue

   5%, 10/15/2022 (Insured; FGIC)                                                             4,300,000                4,476,730


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Tobacco Settlement Financing Corp., Asset Backed

   6.125%, 6/1/2042                                                                          22,250,000               21,480,595

Union County Improvement Authority, Revenue

   (Correctional Facility Project) 5%, 6/15/2022                                              3,155,000                3,276,562

Union County Utilities Authority, Solid Waste

  Revenue (Ogden Martin)

   5.375%, 6/1/2020 (Insured; AMBAC)                                                          4,990,000                5,115,399

University of Medicine and Dentistry

   5.50%, 12/1/2027 (Insured; AMBAC)                                                         15,425,000               16,623,060

West Deptford Township

   5.50%, 9/1/2019 (Insured; FGIC)                                                            1,800,000                1,969,812

West Orange Board of Education, COP

   6%, 10/1/2024 (Insured; MBIA)                                                                500,000                  555,695

Western Monmouth Utilities Authority, Sewer Revenue

   5.60%, 2/1/2014 (Insured; AMBAC)                                                           2,190,000                2,380,026

U.S. RELATED--6.7%

Children's Trust Fund of Puerto Rico

   Settlement Revenue 5.75%, 7/1/2012                                                         3,000,000                3,522,900

Commonwealth of Puerto Rico

   5.65%, 7/1/2015 (Insured; MBIA)                                                            2,000,000                2,355,620

Puerto Rico Highway and Transportation Authority,

  Highway Revenue:

      8.949%, 7/1/2007                                                                       11,100,000  (b)          11,898,867

      8.53%, 7/1/2009                                                                         2,950,000  (b)           3,157,680

Puerto Rico Housing Bank and Finance Agency,

  SFMR (Affordable Housing Mortgage)

   6.25%, 4/1/2029 (Guaranteed; FNMA, GNMA)                                                     270,000                  282,139

Puerto Rico Infrastructure Financing Authority

   5.50%, 10/1/2032                                                                          10,000,000               10,817,200

Virgin Islands Public Finance Authority, Revenues,

  Gross Receipts Taxes Loan Note:

      6.375%, 10/1/2019                                                                       2,000,000                2,228,580

      6.50%, 10/1/2024                                                                        3,000,000                3,336,000

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $509,113,917)                                                                                               545,109,588

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.1%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New Jersey Economic Development Authority,

  Water Facilities Revenue, VRDN

  (United Water of New Jersey Inc.)

   1.70% (SBPA; Bank of New York, Insured; AMBAC)                                             2,200,000                2,200,000

New Jersey Educational Facilities Authority,

  Revenue, VRDN

   (Princeton University) 1.65%                                                               3,600,000                3,600,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $5,800,000)                                                                                                   5,800,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $514,913,917)                                                                             98.6%             550,909,588

CASH AND RECEIVABLES (NET)                                                                          1.4%               7,904,225

NET ASSETS                                                                                        100.0%             558,813,813


Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                             Company

FHA                       Federal Housing Administration

FNMA                      Federal National Mortgage
                             Association

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage
                             Association

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SBPA                      Standby Bond Purchase
                             Agreement

SFMR                      Single-Family Mortgage Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              63.1

AA                               Aa                              AA                                                9.2

A                                A                               A                                                12.8

BBB                              Baa                             BBB                                               5.2

BB                               Ba                              BB                                                 .2

B                                B                               B                                                 1.0

F1                               Mig1                            SP1                                               1.1

Not Rated (e)                    Not Rated( e)                   Not Rated (e)                                     7.4

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL BUYERS. AT DECEMBER 31,
     2002, THESE SECURITIES AMOUNTED TO $33,070,810 OR 5.9% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(F)  AT DECEMBER  31,  2002,  THE FUND HAD  $181,638,242  OR 32.5% OF NET ASSETS
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDANT
     UPON REVENUES GENERATED FROM TRANSPORTATION PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           514,913,917   550,909,588

Cash                                                                    853,324

Interest receivable                                                   7,601,171

Receivable for investment securities sold                               340,109

Receivable for shares of Common Stock subscribed                             66

Prepaid expenses                                                         11,479

                                                                    559,715,737
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           382,727

Payable for shares of Common Stock redeemed                             447,632

Accrued expenses                                                         71,565

                                                                        901,924
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      558,813,813
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     525,777,554

Accumulated net realized gain (loss) on investments                  (2,959,412)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      35,995,671
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      558,813,813
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      42,185,062

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.25

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     31,202,894

EXPENSES:

Management fee--Note 3(a)                                            3,331,156

Distribution fees and prospectus--Note 3(b)                          1,390,370

Shareholder servicing costs--Note 3(b)                                 230,203

Directors' fees and expenses--Note 3(c)                                117,114

Custodian fees                                                          65,307

Professional fees                                                       36,398

Shareholders' reports--Note 3(b)                                        19,940

Registration fees                                                       14,423

Loan commitment fees--Note 2                                             7,253

Miscellaneous                                                           28,535

TOTAL EXPENSES                                                       5,240,699

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (514,309)

NET EXPENSES                                                         4,726,390

INVESTMENT INCOME--NET                                              26,476,504
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              3,581,447

Net unrealized appreciation (depreciation) on investments           17,131,448

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              20,712,895

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                47,189,399

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                            ------------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         26,476,504           26,545,243

Net realized gain (loss) on investments         3,581,447              761,213

Net unrealized appreciation (depreciation)
   on investments                              17,131,448           (5,030,604)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   47,189,399           22,275,852
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (26,332,728)         (26,642,526)

Net realized gain on investments                  (51,351)             (33,996)

TOTAL DIVIDENDS                               (26,384,079)         (26,676,522)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  69,282,793           69,170,154

Net assets received in connection
   with reorganization--Note 1                         --           13,710,723

Dividends reinvested                           19,060,688           19,154,715

Cost of shares redeemed                       (95,446,664)         (76,806,844)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (7,103,183)          25,228,748

TOTAL INCREASE (DECREASE) IN NET ASSETS        13,702,137           20,828,078
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           545,111,676          524,283,598

END OF PERIOD                                 558,813,813          545,111,676

Undistributed investment income--net                   --              717,053
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     5,324,020            5,364,422

Shares issued in connection
   with reorganization--Note 1                         --            1,073,667

Shares issued for dividends reinvested          1,461,316            1,482,396

Shares redeemed                                (7,336,504)          (5,943,030)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (551,168)           1,977,455


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                     Year Ended December 31,
                                                            -----------------------------------------------------------------------
                                                                 2002           2001(a)        2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.76          12.86          12.15          13.37         13.35

Investment Operations:

Investment income--net                                            .62(b)         .63(b)         .63            .64           .65

Net realized and unrealized
   gain (loss) on investments                                     .49           (.10)           .71          (1.18)          .11

Total from Investment Operations                                 1.11            .53           1.34           (.54)          .76

Distributions:

Dividends from investment income--net                            (.62)          (.63)          (.63)          (.64)         (.65)

Dividends from net realized
   gain on investments                                           (.00)(c)       (.00)(c)         --           (.04)         (.09)

Total Distributions                                              (.62)          (.63)          (.63)          (.68)         (.74)

Net asset value, end of period                                  13.25          12.76          12.86          12.15         13.37
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 8.88           4.19          11.29          (4.24)         5.82
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .85            .86            .85            .89           .90

Ratio of net investment income
   to average net assets                                         4.77           4.87           5.13           4.94          4.86

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                     .09            .08            .10            .05           .04

Portfolio Turnover Rate                                         33.10          28.39          27.91          37.02         36.69
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         558,814        545,112        524,284        526,379       606,388

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS.  THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31,
     2001 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.86% TO  4.87%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO JANUARY 31, 2001 HAVE NOT BEEN  RESTATED TO REFLECT  THIS
     CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier New Jersey Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and New Jersey personal income taxes, as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares.

On October 22, 2002, the Board of Director's approved, effective January 7, 2003, a change of the fund's name from "Dreyfus New Jersey Municipal Bond Fund, Inc." to "Dreyfus Premier New Jersey Municipal Bond Fund, Inc." Existing shares were redesignated as Class A shares and the fund began offering Class B and Class C shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (200 million shares authorized) , Class B (150 million shares authorized) and Class C (150 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

On May 16, 2001 (the "Closing Date"), pursuant to an Agreement and Plan of Reorganization approved by the fund's shareholders at a meeting held on May 1, 2001, substantially all of the assets, subject to the liabilities, of Dreyfus Premier State Municipal Bond Fund, New Jersey Series, were transferred to the fund in exchange for shares of Capital Stock of the fund of equal value. The fund's net asset value on the Closing Date was $12.77 per share, and a total of 1,073,667 shares, representing net assets of $13,710,723 (including $249,516 net unrealized appreciation on investments), were issued to Dreyfus Premier State Municipal Bond Fund, New Jersey Series shareholders in the exchange. The exchange was a tax free event.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the fund's Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $25,704 during the period ended December 31, 2002 based
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS) (CONTINUED)

on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $2,903,519 and unrealized appreciation $36,822,697.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $92,395 of the carryover expires in fiscal 2007 and $2,811,124 expires in fiscal 2008. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the fund's merger with Dreyfus Premier State Municipal Bond Fund, New Jersey Series may apply.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2002 and December 31, 2001, respectively, were as follows: tax exempt income $26,332,728 and $26,642,526 and ordinary income $51,351 and $33,996.

During the period ended December 31, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $828,561, decreased net realized gain (loss) on investments by $40,282 and increased paid-in capital by $868,843. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a Management Agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. During the period ended December 31, 2002, the Manager had undertaken, if the aggregate expenses of the fund, exclusive of taxes, brokerage commissions, interest expense, commitment fees and extraordinary expenses, but including the management fee, exceed an annual rate of .85 of 1% of the value of the fund's average daily net assets, the fund may deduct from the payments to be made to the Manager under the Agreement, or the Manager will bear such excess expense. The Manager has currently undertaken, until such time as they give share-
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS) (CONTINUED)

holders at least 90 days' notice to the contrary, if the aggregate expenses of the fund, exclusive of certain expenses as described above and Shareholder services fees and Rule 12b-1 fees, exceed .60 of 1% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $514,309 during the period ended December 31, 2002.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an annual aggregate rate of .25 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended December 31, 2002, the fund was charged $1,390,370 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2002, the fund was charged $161,985 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended December 31, 2002, redemption fees charged and retained by the fund amounted to $29,926.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2002 amounted to $178,770,060 and $193,520,491, respectively.

At December 31, 2002, the cost of investments for federal income tax purposes was $514,086,891 accordingly, accumulated net unrealized appreciation on investments was $36,822,697, consisting of $41,080,158 gross unrealized appreciation and $4,257,461 gross unrealized depreciation.

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier New Jersey Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier New Jersey Municipal Bond Fund, Inc., (formerly Dreyfus New Jersey Municipal Bond Fund, Inc.) including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier New Jersey Municipal Bond Fund, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


                                              [Ernst & Young LLP Signature Logo]
New York, New York
February 7, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended December 31, 2002 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends and capital gains distributions paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.

                                                                        The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

GORDON J. DAVIS (61)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Partner of LeBoeuf, Lamb, Greene & MacRae

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

LYNN MARTIN (63)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* J.L. Kellogg Graduate School of Management, Northwestern University, Professor

* Advisor to the international accounting firm of Deloitte & Touche, LLP and Chairperson to its Council for the Advancement of Women

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* SBC Communications, Inc., Director

* Ryder Systems, Inc., a supply chain and transportation management company, Director

* The Proctor & Gamble Co., a consumer company, Director

* TRW, Inc., an aerospace and automotive equipment company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 11


DANIEL ROSE (73)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Baltic-American Enterprise Fund, Director

* Housing Committee of the Real Estate Board of New York, Inc., Director

* Harlem Educational Activities Fund, Inc., President

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

PHILIP L. TOIA (69)

BOARD MEMBER (1997)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Retired prior to January 4, 1997, Vice Chairman, Administration and Operations of The Dreyfus Corporation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 11

                              --------------

SANDER VANOCUR (75)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, Old Owl Communications

NO.OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ANNE WEXLER (72)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

EUGENE MCCARTHY, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 57 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


NOTES

                                                           For More Information



                        Dreyfus Premier
                        New Jersey Municipal
                        Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166





To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144




(c) 2003 Dreyfus Service Corporation                                  750AR1202